702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Global Managed Futures Strategy Fund

Supplement dated March 31, 2022 to the currently effective Summary Prospectus for the Global Managed Futures Strategy Fund.

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Mr. John Marchelya is added to the portfolio management team for the Global Managed Futures Strategy Fund (the “Fund”). Mr. Marchelya joins Messrs. Michael P. Byrum and Ryan A. Harder as a portfolio manager of the Fund. Therefore, effective immediately, the following information for Mr. Marchelya is added under the heading “Portfolio Managers.”

   Mr. John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.

Please retain this supplement for future reference.

SUMVTMF-SUP-0322x0522